                                                                    Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, James C. Taylor, Chief Executive Officer (Principal Executive Officer) of SL Industries, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2006 of the Registrant (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        By: /s/ James C. Taylor
                                            ------------------------------------
                                            James C. Taylor
                                            Chief Executive Officer
                                            Date: November 7, 2006


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